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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                      Date of Report:     October 6, 1998



                            NETWORK SOLUTIONS, INC.

             (Exact name of registrant as specified in its charter)



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
          Delaware                                  0-22967                         52-1146119

(State or other jurisdiction                  (Commission File               (I.R.S. Employer
    of incorporation)                               Number)                  Identification Number)
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
          505 Huntmar Park Drive, Herndon, Virginia                                 20170

           (Address of principal executive offices)                               (Zip Code)


        Registrant's telephone number, including area code:                    (703) 742-0400
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ITEM 5.   OTHER EVENTS.

         On October 6, 1998, Network Solutions, Inc., a Delaware corporation (the "Company"), announced that it had entered into an amendment (the "Amendment") to the Company's Cooperative Agreement with the United States Department of Commerce. (The authority to administer the Cooperative Agreement, previously held by the National Science Foundation (the "NSF"), was transferred by the NSF to the Department of Commerce on September 9, 1998.)


         A copy of the Amendment is attached hereto as Exhibit 99.1. A copy of the Company's press release, dated October 6, 1998, announcing the Amendment is attached hereto as Exhibit 99.2 and incorporated by reference herein.

         This report and the Company's press release attached hereto contain forward looking statements that involve risks and uncertainties, including, without limitation, those relating to competition and Internet governance. More information about potential factors which could affect the Company's financial results is included in the Company's annual report on Form 10-K for the year ended December 31, 1997, including, without limitation, under the captions, "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Risk Factors," "Competition" and "Relationship with the NSF; Recent Developments in Internet Governance," and the Company's quarterly report on Form 10-Q for the period ended June 30, 1998, which are on file with the Securities and Exchange Commission (http://www.sec.gov).


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

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
Exhibit                                         Description
-------                                         -----------
99.1           Amendment No. 11 to the Cooperative Agreement dated October 6, 1998.


99.2           Text of Press Release dated October 6, 1998.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



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
                                                       NETWORK SOLUTIONS, INC.


Date:     October 9, 1998                              By: /s/  Gabriel A. Battista
                                                           -------------------------------------------
                                                            Gabriel A. Battista
                                                            Chief Executive Officer
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                            NETWORK SOLUTIONS, INC.

                               INDEX TO EXHIBITS



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
Exhibit                                           Description
-------                                           -----------
99.1             Amendment No. 11 to the Cooperative Agreement dated October 6, 1998.


99.2             Text of Press Release dated October 6, 1998.
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